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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 11, 2003
                                 Date of Report
                        (Date of earliest event reported)


                           PERSISTENCE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      000-25857                                            94-3138935
(Commission File Number)                    (I.R.S. Employer Identification No.)


                     1720 SOUTH AMPHLETT BLVD., THIRD FLOOR
                           SAN MATEO, CALIFORNIA 94402
             (Address of principal executive offices, with zip code)

                                 (650) 372-3600
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On June 5, 2002, the stockholders of Persistence Software, Inc. (the "Company") approved an amendment to the Company's Certificate of Incorporation effecting a 1-for-10 reverse split of the Company's common stock. The amendment was approved by the holders of at least a majority of the issued and outstanding shares of the Company's common stock. The reverse split will be effective as of 12:00 a.m. Eastern Standard Time on Thursday, June 12, 2003. As a result of the reverse stock split, every ten shares of the Company's old common stock will be converted into one share of the Company's new common stock. Fractional shares resulting from the reverse stock split will be settled by cash payment, based on the average of the closing sales price over the ten trading days prior to June 12, 2003.

Beginning June 12, 2003, the Company's common stock will temporarily trade under the ticker "PRSWD" to signal to stockholders and the public that the company has implemented a reverse stock split. After 20 trading days, trading will resume under the ticker "PRSW".

All stockholders holding physical stock certificates are required to surrender their old stock certificates in exchange for new stock certificates. The Company's stockholders should not send their stock certificates to the Company. Stockholders will be notified by the Company's transfer agent, U.S. Stock Transfer Corporation, regarding the process for exchanging existing stock certificates representing pre-split shares. Options and warrants to purchase the Company's common stock will be adjusted in accordance with their terms to reflect the reverse stock split.

The full text of the Company's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                  99.1 Press Release of Persistence Software, Inc. dated June 11, 2003.


                                      -2-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PERSISTENCE SOFTWARE, INC.


Date: June 11, 2003                                  By: /s/ Christine Russell
                                                         -----------------------
                                                         Christine Russell
                                                         Chief Financial Officer



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                           PERSISTENCE SOFTWARE, INC.

                                INDEX TO EXHIBITS


    Exhibit Number                  Description
    --------------                  -----------

         99.1     Press Release of Persistence Software, Inc. dated June 11,
                  2003.